                                [COLONIAL LOGO]

                                    COLONIAL
                            NEW YORK TAX-EXEMPT FUND
                                   [PICTURE]


                                SEMIANNUAL REPORT
                                  JULY 31, 1996





NOT FDIC-    MAY LOSE VALUE
INSURED      NO BANK GUARANTEE

                  COLONIAL NEW YORK TAX-EXEMPT FUND HIGHLIGHTS
                        FEBRUARY 1, 1996 - JULY 31, 1996

INVESTMENT OBJECTIVE: Colonial New York Tax-Exempt Fund seeks as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and New York state and city personal income tax. The Fund also provides opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds.

THE FUND IS DESIGNED TO OFFER:
  - High monthly double- or triple-tax-free income
  - Long-term appreciation
  - Emphasis on quality

PORTFOLIO MANAGER COMMENTARY: "The Fund is invested in a mixture of high quality, lower coupon bonds that could provide the potential for price appreciation, and lower quality, high coupon bonds that could enhance cash flows and could help support the net asset value during periods of rising interest rates." - Robert Waas

                  COLONIAL NEW YORK TAX-EXEMPT FUND PERFORMANCE


                                                       CLASS A        CLASS B
     Inception dates                                   9/26/86        8/4/92
     Distributions declared per share*                  $0.198        $0.172

     SEC yields on 7/31/96**                              4.96%         4.46%

     Taxable-equivalent SEC yields***                     9.34%         8.40%

     Total returns, assuming reinvestment
     of all distributions and no sales
     charge or contingent deferred sales
     charge (CDSC) 6 months                              (1.07)%       (1.45)%

     Net asset value per share at 7/31/96                $6.97         $6.97


*A portion of the Fund's income may be subject to the alternative minimum tax.

**The 30-day SEC yields on July 31, 1996 reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the maximum offering price per share at the end of the period. If the Adviser had not waived or borne certain Fund expenses, SEC yields would have been lower; the yield for Class A shares would have been 4.70% and the yield for Class B shares would have been 4.18%.

***Taxable-equivalent SEC yields are based on the maximum effective 46.9% federal and New York state and city income tax rates.

QUALITY BREAKDOWN                                          TOP FIVE SECTORS
(as of 7/31/96)                                            (as of 7/31/96)
AAA ........ 21.2%        Non-rated ... 5.4%            Publically Owned Utility ...... 14.4%
AA ......... 15.8%        Cash &                        Justice ....................... 11.8%
A .......... 24.8%        Equivs ...... 1.8%            Tax Allocation ................  8.7%
BBB ........ 30.3%                                      Education .....................  8.3%
BB .........  0.7%                                      General Obligation ............  7.4%


Sector classifications are based upon Colonial's defined criteria as used in the investment process. Because the Fund is actively managed, quality and sector weightings will change.

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

I am pleased to present your Fund's semiannual report for the period ended July 31, 1996. Your receipt of this report provides us with the opportunity to reflect on the investment environment of the past six months.

                                                     [photo of Harold W. Cogger]

In the bond market, significantly stronger than expected economic indicators early in the period stirred inflation fears and propelled long-term interest rates upward. The Federal Reserve Board lowered short-term interest rates in January, but failed to continue the easing trend that the market anticipated. As a result, long-term interest rates rose during the period, eliminating almost half of the ground gained during 1995's bond market rally. Bond market volatility continues, based upon receipt of conflicting economic reports and changing expectations of Federal Reserve Board activity.

While market conditions put pressure on municipal bond prices as well, there was some good news for the tax-exempt sector. Some of the significant reasons that municipal bonds outperformed Treasury bonds were technical, such as low supply and strong retail market support. Others were fundamental, such as the easing of fears generated by tax-reform proposals, particularly those promoting a flat tax.

In the stock market, generally favorable conditions prevailed throughout most of the period, with both large company and small company stocks posting strong performance until July, when a price correction took place. As a result of that correction, stock indices generally posted negative total returns for July.

Our expectations for the remainder of 1996 include a moderating economy. We do believe that the economy will continue to grow, although at a slower pace than was indicated earlier this year. The lack of any appreciable wage and price pressure should put the bond market's fears of inflation to rest. Therefore, we are optimistic that market psychology will shift and volatility will decline by year-end.

As always, we thank you for the opportunity to help you meet your investment goals through the Colonial family of funds.

Respectfully,

/s/ Harold W. Cogger

Harold W. Cogger
President
September  11, 1996

                           PORTFOLIO MANAGEMENT REPORT

ROBERT WAAS is portfolio manager of the Colonial New York Tax-Exempt Fund and is vice president of Colonial Management Associates, Inc.

Q: WHAT WAS THE FUND'S STRATEGY DURING THE PAST SIX MONTHS?

A: We implemented a two-part strategy near the beginning of the period. First, we reduced our investment in 30-year discount bonds that are priced to maturity and increased our investments in 30-year premium bonds that are priced to the call. Because the call date occurs much earlier than the 30-year final maturity, the interest rate sensitivity of callable bonds is lower, effectively the same as that of other bonds that would mature on the call date. Second, to the extent that we chose to own discount bonds, we exchanged those with 30-year maturities for bonds with 15 to 20-year maturities. Both moves had the effect of increasing the Fund's holdings of shorter effective maturities, reducing the expected price swings in response to interest rate changes.

Q: HOW DID THE FUND'S SIX MONTH PERFORMANCE COMPARE TO THE LEHMAN BROTHERS
   MUNICIPAL BOND INDEX?

A: The Fund underperformed the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged index that tracks the performance of the municipal bond market. The Index's holdings represent many states, not just New York. The total return for the Fund's Class A shares, based on net asset value, was down 1.07%, while the return on the Index was down 0.30%. This underperformance is attributable to the Fund's narrower range of investments.

Q: WHAT FACTORS CONTRIBUTED TO PERFORMANCE DURING THIS PERIOD?

A: The biggest factor was a number of stronger than expected economic reports that resulted in interest rates moving up close to 100 basis points over the period, which had a negative effect on fixed income investments. Other factors included heavy issuance of New York bonds, particularly state-appropriated issues, which put some pressure on prices. We enhanced performance by decreasing the Fund's holdings of interest rate sensitive, non-callable bonds by more than 15%, which reduced the Fund's volatility. Performance also benefited from coupon income from investments in premium bonds made near the beginning of the period.

Q: HOW IS THE STATE'S ECONOMY FARING?

A: Our outlook on the State of New York is improving somewhat, based in part on a more positive outlook for the City of New York. Evidence that fewer industries and corporations are fleeing the City as well as signs of business expansion, as illustrated by the 42nd Street revitalization effort, lead us to believe that the City may begin to make serious progress in overcoming its economic and fiscal problems. Accordingly, we have invested a portion of the Fund in New York City general obligation bonds.

Q: WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 1996?

A: A number of recent reports have indicated stronger economic growth. Despite these growth indicators, we have not seen any appreciable wage and price pressure, and believe the market's fears of inflation should be calmed. We do expect continued volatility and fluctuating interest rates through the end of the year; with only a modest prospect for tax-exempt bonds to appreciate in price. However, we believe that Fund shareholders will continue to receive competitive returns during this portion of the market cycle and that the Fund may be positioned to generate strong total returns should interest rates decline.

           COLONIAL NEW YORK TAX-EXEMPT FUND'S INVESTMENT PERFORMANCE

                     Change in Value of $10,000 from 9/86 to 7/96
                       Based on Net Asset Value (NAV) and
                Maximum Offering Price (MOP) for Class A Shares


CNYTEF         Preload         Postload          Lehman
9/86            10000            95254            10000
10/86           10159             9677            10173
11/86           10305             9816            10374
12/86           10268             9780            10345
1/87            10484             9986            10657
2/87            10542            10042            10710
3/87            10530            10030            10596
4/87             9647             9189            10064
5/87             9474             9024            10015
6/87             9798             9333            10309
7/87             9918             9447            10414
8/87             9952             9479            10437
9/87             9356             8912            10052
10/87            9311             8869            10088
11/87            9569             9114            10351
12/87            9797             9332            10501
1/88            10227             9741            10876
2/88            10301             9811            10991
3/88            10126             9645            10863
4/88            10169             9686            10945
5/88            10165             9682            10913
6/88            10347             9855            11073
7/88            10386             9893            11145
8/88            10442             9946            11155
9/88            10626            10122            11357
10/88           10828            10314            11557
11/88           10723            10214            11451
12/88           10862            10346            11568
1/89            11034            10510            11808
2/89            10960            10439            11673
3/89            10935            10415            11645
4/89            11126            10598            11922
5/89            11252            10717            12169
6/89            11412            10870            12334
7/89            11488            10943            12503
8/89            11361            10821            12380
9/89            11369            10829            12343
10/89           11429            10886            12494
11/89           11576            11026            12712
12/89           11693            11138            12817
1/90            11584            11034            12756
2/90            11685            11130            12870
3/90            11663            11109            12874
4/90            11572            11022            12781
5/90            11838            11275            13060
6/90            11962            11394            13175
7/90            12178            11599            13369
8/90            11975            11406            13175
9/90            11918            11352            13182
10/90           12063            11490            13422
11/90           12246            11664            13691
12/90           12317            11732            13751
1/91            12444            11853            13936
2/91            12516            11921            14057
3/91            12568            11971            14062
4/91            12793            12186            14250
5/91            12886            12274            14676
6/91            12863            12252            14362
7/91            13033            12414            14537
8/91            13205            12578            14728
9/91            12476            12836            14921
10/91           13630            12982            15055
11/91           13685            13035            15097
12/91           13880            13221            15420
1/92            13795            13140            15456
2/92            13851            13193            15461
3/92           139063            13246            15467
4/92            14023            13357            15604
5/92            14202            13528            15788
6/92            14465            13778            16053
7/92            14895            14188            16534
8/92            14723            14023            16373
9/92            14822            14118            16480
10/92           14606            13912            16318
11/92           14897            14189            16610
12/92           15059            14344            16780
1/93            15244            14520            16975
2/93            15796            15045            17589
3/93            15637            14894            17403
4/93            15781            15031            17578
5/93            15926            15170            17677
6/93            16176            15408            17973
7/93            16141            15374            17996
8/93            16503            15719            18371
9/93            16690            15897            18580
10/93           16699            15906            18616
11/93           16551            15764            18451
12/93           16898            16095            18841
1/94            17067            16256            19056
2/94            16623            15833            18563
3/94            15832            15080            17807
4/94            15889            18134            17958
5/94            16036            15274            18113
6/94            15906            15150            18003
7/94            16243            15471            18333
8/94            16370            15592            19396
9/94            16004            15244            18126
10/94           15615            14874            17805
11/94           15078            14362            17482
12/94           15568            14829            17867
1/95            16157            15389            18378
2/95            16678            15885            18912
3/95            16859            16058            19130
4/95            16871            16070            19152
5/95            17397            16571            19763
6/95            17012            16204            19591
7/95            17148            16334            19776
8/95            17380            16554            20027
9/95            17462            16633            20154
10/95           17822            16975            20447
11/95           18258            17391            20786
12/95           18469            17592            20986
1/96            18579            17696            21144

----------------------------------------------------------------------
                                                               Lehman
                                                               $21,081

                             [GRAPH]                           NAV
                                                               $18,379

                                                               MOP
                                                               $17,506
----------------------------------------------------------------------
       9/86                                              7/96

A $10,000 investment in Class B shares made on 8/92 (inception) at NAV would have been valued at $12,006 on 7/31/96. The same investment after deducting the applicable contingent deferred sales charge (CDSC) would have grown to $11,712 on 7/31/96.

                          AVERAGE ANNUAL TOTAL RETURNS

                  As of June 30, 1996 (most recent quarter end)


-------------------------------------------------------------------------------
                           CLASS A SHARES                  CLASS B SHARES
                           Inception 9/26/86             Inception 8/4/92
                          NAV            MOP            NAV            W/CDSC
-------------------------------------------------------------------------------
1 year                   7.21%          2.12%          6.41%          1.41%
-------------------------------------------------------------------------------
5 years                  7.23%          6.19%            --             --
-------------------------------------------------------------------------------
Since inception          6.34%          5.82%          4.60%          3.94%
-------------------------------------------------------------------------------


The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index that tracks the performance of the municipal bond market. The performance of the Index does not reflect fees or expenses associated with an actual investment.

Past performance cannot predict future results. Return and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. NAV return does not include sales charges or CDSC. MOP return includes the maximum sales charge of 4.75%. The CDSC return reflects the maximum charge of 5% for one year and 3% since inception. If the Adviser had not waived or borne certain Fund expenses, total returns would have been lower.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

                              INVESTMENT PORTFOLIO
                     JULY 31, 1996 (UNAUDITED, IN THOUSANDS)

MUNICIPAL BONDS - 97.4%                                                                               PAR              VALUE
----------------------------------------------------------------------------------------------------------------------------------
EDUCATION - 8.2%
          EDUCATION
          State Dormitory Authority:
           City University System:
             Series 1990-C,
                                                           7.500%             07/01/10           $   1,500         $     1,718
             Series 1993 A,
                                                           6.000%             07/01/20               2,000               1,975
             Series 1995 A,
                                                           5.625%             07/01/16               1,000                 944
            State University System:
             Series 1985,
                                                           7.800%             12/01/05  (a)            170                 181
             Series 1993 A,
                                                           5.250%             05/15/21               3,000               2,674
           University of New York,
            Series 1990 B,
                                                           7.500%             05/15/11               1,000               1,153
                                                                                                                   -----------
                                                                                                                         8,645
                                                                                                                   -----------

----------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE - 5.2%
          HEALTH SERVICES - 0.0%
          State Housing Finance Agency,
           Series 1990 A,
                                                           8.000%             11/01/08                  45                  50
                                                                                                                   -----------

          HOSPITAL - 1.7%
          State Medical Care Facilities
           Finance Agency,
           Vassar Brothers Hospital, Series 1987 A,
                                                           8.250%             11/01/13                 740                 776
          State Certificate of Participation,
           Office of Mental Health,
                                                           8.300%             09/01/12               1,000               1,052
                                                                                                                   -----------
                                                                                                                         1,828
                                                                                                                   -----------

          INTERMEDIATE CARE FACILITIES  - 1.4%
          State Medical Care Facilities
           Finance Agency:
            Series 1987 A,
                                                           8.875%             08/15/07                 270                 286
            Series 1990 B,
                                                           7.875%             08/15/08                 250                 278

                                                Investment Portfolio/July 31, 1996
----------------------------------------------------------------------------------------------------------------------------------
            Series 1991 D,
                                                           7.400%             02/15/18           $     820         $       904
                                                                                                                   -----------
                                                                                                                         1,468
                                                                                                                   -----------

          NURSING HOME - 2.1%
          State Dormitory Authority:
           Menorah Campus,
           Series 1991,
                                                           7.400%             02/01/31                 245                 269
           Bishop Henry B. Hucles Nursing Home,
           Series 1996,
                                                           5.625%             07/01/18               2,000               1,910
                                                                                                                   -----------
                                                                                                                         2,179
                                                                                                                   -----------

----------------------------------------------------------------------------------------------------------------------------------
HOUSING - 6.1%
          MULTI-FAMILY - 3.6%
          Hudson Housing Development Corp.,
           Providence Hall-Schuyler Court Project,
           Series 1992 A,
                                                           6.500%             01/01/22  (a)            750                 773
          Nyack Housing Assistance Corp.,
           Nyack Plaza Apartments,
                                                           7.375%             06/01/21  (b)          1,351               1,360
          State Housing Finance Agency,
           Series 1989 B,
                                                           7.550%             11/01/29                 230                 241
          Yorktown Housing Corp.,
           Beaveridge Apartments,
           Series 1979,
                                                           7.375%             06/01/21  (b)          1,437               1,438
                                                                                                                   -----------
                                                                                                                         3,812
                                                                                                                   -----------

          SINGLE-FAMILY - 2.5%
          State Mortgage Agency:
           Series BB 2,
                                                           7.950%             10/01/15                 570                 590
           Series EE 1,
                                                           8.050%             04/01/16                 825                 879
           Series MM 1,
                                                           7.950%             10/01/21               1,000               1,070
           Series 10 A,
                                                           8.100%             04/01/14                 105                 110
                                                                                                                   -----------
                                                                                                                         2,649
                                                                                                                   -----------

                                                Investment Portfolio/July 31, 1996
----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - CONT.                                                                               PAR              VALUE
----------------------------------------------------------------------------------------------------------------------------------
OTHER REVENUE - 16.2%
          CHEMICALS - 1.1%
          Monroe County Industrial
           Development Agency,
           Yorkmill Realty Assoc., Series 1986,
                                                           9.500%             12/01/06           $   1,145         $     1,183
                                                                                                                   -----------

          JUSTICE & PUBLIC ORDER - 11.7%
          State Dormitory Authority,
           New York City Court Facilities,
           Series 1993 A:
                                                           5.375%             05/15/16               3,000               2,715
                                                           5.625%             05/15/13               2,300               2,171
          State Urban Development Corp.:
           Series 4,
                                                           5.375%             01/01/23               5,000               4,413
           Series 1995,
                                                           5.700%             04/01/09               3,120               3,054
                                                                                                                   -----------
                                                                                                                        12,353
                                                                                                                   -----------

          MANUFACTURING - 3.4%
          Monroe County Industrial
           Development Agency,
           Accede Mold & Tool Co., Series 1987,
                                                          10.750%             11/01/07                 590                 615
          Onondaga County Industrial
           Development Agency,
           Bristol Meyers Squibb Co., Series 1994,
                                                           5.750%             03/01/24               3,000               2,933
                                                                                                                   -----------
                                                                                                                         3,548
                                                                                                                   -----------

----------------------------------------------------------------------------------------------------------------------------------
PUBLIC FACILITIES IMPROVEMENT - 5.3%
          New York City Industrial
           Development Agency, United States Tennis
           Association, Tennis Center Project,
           Series 1994,
                                                           6.375%             11/15/14  (a)          1,500               1,568
          State Dormitory Authority,
           Judicial Facilities,
           Series 1991 A,
                                                           9.500%             04/15/14               1,000               1,166
          State Urban Development Corp.,
           Series 1995,
                                                           5.750%             04/01/12               1,750               1,708
          Triborough Bridge & Tunnel Authority,
           Javits Convention Center Project,
           Series E,
                                                           7.250%             01/01/10               1,000               1,123
                                                                                                                   -----------
                                                                                                                         5,565
                                                                                                                   -----------

                                                Investment Portfolio/July 31, 1996
----------------------------------------------------------------------------------------------------------------------------------
PUBLIC INFRASTRUCTURE - 0.2%
          Albany Parking Authority,
           Green and Hudson Garage Project,
           Series 1991 A,
                                                           7.150%             09/15/16           $     250         $       261
                                                                                                                   -----------


----------------------------------------------------------------------------------------------------------------------------------
REFUNDED/ESCROW/SPECIAL OBLIGATION(c) - 2.3%
          Babylon Industrial Development Agency,
           Ogden Martin System of Babylon, Inc,
           Series 1985 B,
                                                           8.500%             01/01/19                 495                 548
          Monroe County Industrial
           Development Agency,
           Roberts Wesleyan College, Series 1991,
                                                           7.400%             09/01/11                 750                 813
          State Housing Finance Agency,
           Series 1990 A,
                                                           8.000%             11/01/08                 205                 235
          State Medical Care Facilities
           Finance Agency,
           Series 1990 B,
                                                           7.875%             08/15/08                 225                 256
          Syracuse Industrial Development
           Authority,
           Series 1990 A,
                                                           7.700%             06/01/15                 500                 553
                                                                                                                   -----------
                                                                                                                         2,405
                                                                                                                   -----------

----------------------------------------------------------------------------------------------------------------------------------
RESOURCE RECOVERY - 1.7%
          CO-GENERATION - 1.0%
          Port Authority of New York & New Jersey,
           KIAC Partners,
           Series 1996 IV,
                                                           6.750%             10/01/19               1,000               1,000
                                                                                                                   -----------

          MISCELLANEOUS DISPOSAL - 0.7%
          St. Lawrence County Solid Waste
           Disposal Authority, Series 1987,
                                                           8.875%             01/01/08                 750                 780
                                                                                                                   -----------

----------------------------------------------------------------------------------------------------------------------------------
TAX-BACKED - 15.9%
          GENERAL OBLIGATION - 7.3%
          State Environmental Quality,
                                                           5.000%             01/15/10               4,715               4,444

                                                Investment Portfolio/July 31, 1996
----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - CONT.                                                                               PAR              VALUE
----------------------------------------------------------------------------------------------------------------------------------
TAX-BACKED - CONT.
          GENERAL OBLIGATION - CONT.
          New York City,
           Series 1997 A,
                                                           7.000%             08/01/07           $   3,000         $     3,236
                                                                                                                   -----------
                                                                                                                         7,680
                                                                                                                   -----------

          TAX ALLOCATION - 8.6%
          State Local Government Assistance Corp.,
           Series 1993 C,
                                                           5.500%             04/01/17               2,000               1,945
           Series 1993 E:
                                                           5.000%             04/01/21               5,000               4,519
                                                           6.000%             04/01/14               2,500               2,603
                                                                                                                   -----------
                                                                                                                         9,067
                                                                                                                   -----------

----------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION - 11.5%
          AIR TRANSPORTATION - 2.0%
          New York City Industrial
           Development Agency,
           American Airlines, Inc. Series 1994,
                                                           6.900%             08/01/24               2,000               2,078
                                                                                                                   -----------

          TRANSPORTATION - 5.4%
          Metropolitan Transportation Authority:
           Series O,
                                                           5.500%             07/01/17               3,200               3,004
           Series 7,
                                                           4.750%             07/01/19               1,000                 818
           Series 85,
                                                           5.375%             03/01/28               2,000               1,856
                                                                                                                   -----------
                                                                                                                         5,678
                                                                                                                   -----------

          TURNPIKE/TOLLROAD/BRIDGE - 4.1%
          Triborough Bridge & Tunnel
           Authority:
           Series L,
                                                           8.000%             01/01/07               1,000               1,068
                                                           8.125%             01/01/12               1,100               1,173
           Series 1991 B,
                                                           6.875%             01/01/15               2,000               2,135
                                                                                                                   -----------
                                                                                                                         4,376
                                                                                                                   -----------

----------------------------------------------------------------------------------------------------------------------------------
UTILITY - 24.8%
          INVESTOR OWNED - 14.3%
          State Energy Research & Development
           Authority:
           Consolidated Edison Co., Series 1991 A,
                                                           7.500%             01/01/26                 500                 538

                                                Investment Portfolio/July 31, 1996
----------------------------------------------------------------------------------------------------------------------------------
           Brooklyn Union Gas Co.:
            Series 1989 A,
                                                           6.750%             02/01/24  (a)      $   3,000         $     3,210
            Series 1991 B,
                                                           9.927%             07/15/26                 700                 806
            Series 1993-B, RIB, (variable rate),
                                                           8.755%             04/01/20               1,500               1,584
           Consolidated Edison Co.:
            Series 1992 A,
                                                           6.750%             01/15/27  (a)          5,000               5,288
            Series 1993 B,
                                                           5.250%             08/15/20  (a)          4,000               3,655
                                                                                                                   -----------
                                                                                                                        15,081
                                                                                                                   -----------

          JOINT POWER AUTHORITY - 5.1%
          State Power Authority,
           Series Y,
                                                           6.750%             01/01/18               3,000               3,251
          State Power Authority,
           Series 1991 Z,
                                                           6.625%             01/01/12               2,000               2,108
                                                                                                                   -----------
                                                                                                                         5,359
                                                                                                                   -----------

          MUNICIPAL ELECTRIC - 1.3%
          Puerto Rico Electric Power Authority,
           Series 1989 O,
                                                           5.000%             07/01/12               1,500               1,363
                                                                                                                   -----------

          WATER & SEWER - 4.1%
          State Environmental Facilities Corp.,
           New York City Municipal Water
           Finance Authority, Series 1990 A,
                                                           7.500%             06/15/12               2,000               2,205
          Commonwealth of Puerto Rico
           Aqueduct & Sewer Authority,
           Series 1995,
                                                           6.250%             07/01/12               2,000               2,108
                                                                                                                   -----------
                                                                                                                         4,313
                                                                                                                   -----------



TOTAL MUNICIPAL BONDS (cost of $97,493)(d)                                                                             102,721
                                                                                                                   -----------

                                                Investment Portfolio/July 31, 1996
----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - 1.7%                                                                         PAR              VALUE
----------------------------------------------------------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES (e)
          FL Pinellas County Health Facilities
           Authority,
           Series 1985,
                                                           3.750%             12/01/15           $   1,100         $     1,100
          Niagara Mohawk Series 1985-A,
                                                           3.650%             07/01/15                 500                 500
          State:
           Series 1994 A4,
                                                           3.700%             08/01/21                 100                 100
           Series 1994 B4,
                                                           3.700%             08/15/22                 100                 100
                                                                                                                   -----------

TOTAL  SHORT-TERM OBLIGATIONS                                                                                            1,800
                                                                                                                   -----------

OTHER ASSETS & LIABILITIES, NET - 0.9%                                                                                     904
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS- 100.0%                                                                                                 $   105,424
                                                                                                                   -----------


NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------
          (a) These securities, or a portion thereof, with a total market value of $14,675, are being used to collateralize open future contracts.

          (b) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 1996, the value of these securities amounted to $2,798 or 2.7% of net assets.

          (c) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the interest and principal.

          (d)   Cost for federal income tax purposes is the same.

          (e) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of July 31, 1996.

          Short futures contracts open at July 31, 1996:

                                    Par value                                      Unrealized
                                    covered by                   Expiration       depreciation
          Type                      contracts                      month           at 7/31/96
          -----------------------------------------------------------------------------------------
          Treasury bond               1,800                      September        $        24


             Acronym                  Name
          --------------     --------------------------
               RIB             Residual Interest Bond

                        STATEMENT OF ASSETS & LIABILITIES
                            JULY 31, 1996 (UNAUDITED)

            (in thousands except for per share amounts and footnotes)

         ASSETS
         Investments at value (cost $97,493)                                $    102,721
         Short-term obligations                                                    1,800
                                                                            ------------
                                                                                 104,521

         Receivable for:
           Interest                                      $         1,346
           Fund shares sold                                           55
           Expense reimbursement
              due from Adviser                                         3
         Other                                                        64           1,468
                                                         ---------------    ------------
             Total Assets                                                        105,989

         LIABILITIES
         Payable for:
           Distributions                                             465
           Fund shares repurchased                                    86
           Variation margin on futures                                12
         Accrued Deferred Trustees fees                                2
                                                         ---------------
             Total Liabilities                                                       565
                                                                            ------------


         NET ASSETS                                                         $    105,424
                                                                            ------------
         Net asset value & redemption price per share -
         Class A ($51,874/7,437)                                            $       6.97
                                                                            ------------
         Maximum offering price per share - Class A
         ($6.97/0.9525)                                                     $       7.32  (a)
                                                                            ------------
         Net asset value & offering price per share -
         Class B ($53,550/7,677)                                            $       6.97  (b)
                                                                            ------------

         COMPOSITION OF NET ASSETS
         Capital paid in                                                    $    105,421
         Undistributed net investment income                                          99
         Accumulated net realized loss                                            (5,300)
         Net unrealized appreciation (depreciation) on:
           Investments                                                             5,228
           Open futures contracts                                                    (24)
                                                                            ------------
                                                                            $    105,424
                                                                            ------------


         (a) On sales of $50,000 or more the offering price is reduced.

         (b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

         See notes to financial statements.

                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JULY 31, 1996 (UNAUDITED)


         (in thousands)
         INVESTMENT INCOME
         Interest                                                 $     3,317

         EXPENSES
         Management fee                            $       288
         Service fee                                        79
         Distribution fee - Class B                        199
         Transfer agent                                     85
         Bookkeeping fee                                    23
         Trustees fee                                        7
         Custodian fee                                       3
         Audit fee                                          15
         Legal fee                                           3
         Registration fee                                    3
         Reports to shareholders                             3
         Other                                               7
                                                   ------------
                                                           715
         Fees waived by the Adviser                       (170)           545
                                                   ------------   -----------
                Net Investment Income                                   2,772
                                                                  -----------


         NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
         Net realized gain on:
           Investments                                      40
           Closed futures contracts                        344
                                                   ------------
             Net Realized Gain                                            384
         Net unrealized depreciation during
         the period on:
         Investments                                    (4,507)
         Open futures contracts                             (3)
                                                   ------------
             Net Unrealized Depreciation                               (4,510)
                                                                  -----------
                Net Loss                                               (4,126)
                                                                  -----------
         Net Decrease in Net Assets from Operations               $    (1,354)
                                                                  -----------


         See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                             (Unaudited)
                                                                              Six months
                                                                                ended          Year ended
         (in thousands)                                                        July 31         January 31
                                                                         -------------------------------------
         INCREASE (DECREASE) IN NET ASSETS                                       1996            1996
         Operations:
         Net investment income                                               $      2,772    $    5,637
         Net realized gain (loss)                                                     384        (1,905)
         Net unrealized appreciation (depreciation)                                (4,510)       10,524
                                                                             -------------   ----------
             Net Increase (Decrease) from Operations                               (1,354)       14,256
         Distributions:
         From net investment income - Class A                                      (1,510)       (3,241)
         From net investment income - Class B                                      (1,304)       (2,495)
                                                                             -------------   ----------
                                                                                   (4,168)        8,520
                                                                             -------------   ----------
         Fund Share Transactions:
         Receipts for shares sold - Class A                                         3,238         8,444
         Value of distributions reinvested - Class A                                  763         1,635
         Cost of shares repurchased - Class A                                      (6,807)      (11,130)
                                                                             -------------   ----------
                                                                                   (2,806)       (1,051)
                                                                             -------------   ----------
         Receipts for shares sold - Class B                                         5,695        11,109
         Value of distributions reinvested - Class B                                  710         1,431
         Cost of shares repurchased - Class B                                      (4,307)       (6,197)
                                                                             -------------   ----------
                                                                                    2,098         6,343
                                                                             -------------   ----------
         Net Increase (Decrease) from Fund Share
               Transactions                                                          (708)        5,292
                                                                             -------------   ----------
                 Total Increase (Decrease)                                         (4,876)       13,812

         NET ASSETS
         Beginning of period                                                      110,300        96,488
                                                                             -------------   ----------
         End of period (including undistributed net
           investment income of $99 and $120,
           respectively)                                                     $     105,424   $  110,300
                                                                             -------------   ----------

         NUMBER OF FUND SHARES
         Sold - Class A                                                                462        1,214
         Issued for distributions reinvested - Class A                                 109          234
         Repurchased - Class A                                                        (973)      (1,597)
                                                                             -------------   ----------
                                                                                      (402)        (149)
                                                                             -------------   ----------
         Sold - Class B                                                                811        1,599
         Issued for distributions reinvested - Class B                                 102          205
         Repurchased - Class B                                                        (620)        (886)
                                                                             -------------   ----------
                                                                                       293          918
                                                                             -------------   ----------


         See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                            JULY 31,1996 (UNAUDITED)

             NOTE 1. INTERIM FINANCIAL STATEMENTS

             In the opinion of management of Colonial New York Tax Exempt Fund (the Fund), a series of Colonial Trust V, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at July 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the six months then ended.

             NOTE 2. ACCOUNTING POLICIES

             ORGANIZATION: Colonial New York Tax-Exempt Fund (the Fund), a series of Colonial Trust V, is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund's investment objective is to seek as high a level of after-tax total return, as is consistent with prudent risk. The Fund may issue an unlimited number of shares. The Fund offers Class A shares sold with a front-end sales charge and Class B shares which are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years.

             The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.


             SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

             Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

             Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

             Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

             Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

                   Notes to Financial Statements/July 31, 1996


             Security transactions are accounted for on the date the securities are purchased, sold or mature.

             Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

             The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.


             DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:
             All income, expenses (other than the Class B distribution fee), realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

             Class B per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the annualized distribution fee applicable to Class B shares only.


             FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.


             INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.


             DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

             The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.


             NOTE 3.  FEES AND COMPENSATION PAID TO AFFILIATES

             MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and

                   Notes to Financial Statements/July 31, 1996

             NOTE 3.  FEES AND COMPENSATION PAID TO AFFILIATES - CONT.

             other services and office facilities for a monthly fee based on each Fund's pro rata portion of the combined average net assets of Trust V as follows:

               Average Net Assets                      Annual Fee Rate
             -----------------------                 -------------------
               First $1 billion                              0.55%
               Next $1 billion                               0.50%
               Over $2 billion                               0.45%


             Effective January 1, 1996 the management fee applicable to the Trust is being reduced based on the following schedule for the first $1 billion in combined average net assets:

                                              Cumulative Annualized
                 Effective Date                    Reduction
          ----------------------------          --------------
               January 1, 1996                      0.0125%
               April 1, 1996                        0.0250%
               July 1, 1996                         0.0375%
               October 1, 1996                      0.0500%


             BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.


             TRANSFER AGENT: Colonial Investors Service Center, Inc. (the Transfer Agent) an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.14% annually of the Fund's average net assets and receives a reimbursement for certain out of pocket expenses.


             UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services, Inc. (the Distributor) an affiliate of the Adviser, is the Fund's principal underwriter. For the six months ended July 31, 1996, the Fund has been advised that the Distributor retained net underwriting discounts of $9,945 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $82,882 on Class B share redemptions.

             The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the Fund's average net assets attributable to Class B shares. The plan also requires the payment of a service fee to the Distributor as follows:

                          Valuation of shares                    Annual
                        outstanding on the 20th of                 Fee
                       each month which were issued               Rate
               ---------------------------------------          ----------
                       Prior to November 30, 1994                  0.10%
                      On or after December 1, 1994                 0.25%


             The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

                   Notes to Financial Statements/July 31, 1996


             EXPENSE LIMITS: The Adviser has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 0.50% annually of the Fund's average net assets.


             OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

             The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.


             NOTE 4.  PORTFOLIO INFORMATION

             INVESTMENT ACTIVITY: During the six months ended July 31, 1996, purchases and sales of investments, other than short-term obligations, were $40,043,790 and $40,400,527, respectively.

             Unrealized appreciation (depreciation) at July 31, 1996, based on cost of investments for both financial statement and federal income tax purposes was:

               Gross unrealized appreciation                  $     5,561,854
               Gross unrealized depreciation                         (334,075)
                                                              ---------------
                   Net unrealized appreciation                $     5,227,779
                                                              ---------------


             CAPITAL LOSS CARRYFORWARDS: At January 31, 1996, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

                                 Year of                 Capital loss
                               expiration                carryforward
                               ------------             ----------------
                                  1997                        228,000
                                  1998                         26,000
                                  1999                         37,000
                                  2003                        187,000
                                  2004                      3,211,000
                                                        --------------
                                                        $    3,689,000
                                                        --------------


             Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

             To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.


             OTHER: There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

                   Notes to Financial Statements/July 31, 1996

             NOTE 4.  PORTFOLIO INFORMATION - CONT.

             The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

             The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks, which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to different trading hours or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Adviser of the future direction of interest rates. Any of these risks may involve amounts exceeding the amount recognized in the Fund's Statement of Assets and Liabilities at any given time.


             NOTE 5.  LINE OF CREDIT

             The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the six months ended July 31, 1996.

                              FINANCIAL HIGHLIGHTS

    Selected data for a share of each class outstanding throughout each period are as follows:

                                                           (Unaudited)
                                                         Six months ended                      Year ended
                                                             July 31                                 January 31
                                                ----------------------------------           -------------------------------
                                                                1996                                       1996
                                                  Class A                Class B               Class A             Class B
                                                -----------            -----------           -----------         -----------
Net asset value -
   Beginning of period                          $     7.250            $     7.250           $     6.680         $     6.680
                                                -----------            -----------           -----------         -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
 income(a)                                            0.197                  0.171                 0.401               0.349
Net realized and
unrealized gain (loss)                               (0.279)                (0.279)                0.576               0.576
                                                -----------            -----------           -----------         -----------
   Total from Investment
      Operations                                     (0.082)                (0.108)                0.977               0.925
                                                -----------            -----------           -----------         -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net
  investment income                                  (0.198)                (0.172)               (0.407)             (0.355)
                                                -----------            -----------           -----------         -----------
Net asset value -
   End of period                                $     6.970            $     6.970           $     7.250         $     7.250
                                                -----------            -----------           -----------         -----------
Total return(b)(c)                                    (1.07)% (d)            (1.45)% (d)           14.99%              14.15%
                                                -----------            -----------           -----------         -----------

RATIOS TO AVERAGE NET ASSETS
Expenses                                               0.65%  (e)(f)          1.40%  (e)(f)         0.58% (e)           1.33% (e)
Net investment income                                  5.58%  (e)(f)          4.83%  (e)(f)         5.72% (e)           4.97% (e)
Fees and expenses
   waived or borne
   by the Adviser                                      0.32%  (f)             0.32%  (f)            0.38%               0.38%
Portfolio turnover                                       39%  (d)               39%  (d)              39%                 39%
Net assets at end
of period (000)                                 $    51,874            $    53,550           $    56,795         $    53,505

(a) Net of fees and expenses waived or borne by the Adviser which amounted to:
                                                $    0.011             $     0.011           $     0.026         $     0.026

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(d) Not annualized.

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

(f) Annualized.

                          FINANCIAL HIGHLIGHTS - CONT.

   Selected data for a share of each class outstanding throughout each period are as follows:

                                                  Year ended January 31
                            ------------------------------------------------------------------
                                         1995                                1994
                              Class A          Class B            Class A           Class B
                            -------------     -----------       ------------      ------------
Net asset value -
   Beginning of period      $       7.500     $     7.500       $      7.090       $     7.090
                            -------------     -----------       ------------      ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)            0.427           0.376              0.421             0.368
Net realized and
unrealized gain (loss)             (0.834)         (0.834)             0.407             0.407
                            -------------     -----------       ------------      ------------
   Total from Investment
      Operations                   (0.407)         (0.458)             0.828             0.775
                            -------------     -----------       ------------      ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net
  investment income                (0.413)         (0.362)            (0.418)           (0.365)
From capital paid in             --               --                 --                --
                            -------------     -----------       ------------      ------------
   Total Distributions
   Declared to Shareholders        (0.413)         (0.362)            (0.418)           (0.365)
                            -------------     -----------       ------------      ------------
Net asset value -
   End of period            $       6.680     $     6.680       $      7.500      $      7.500
                            -------------     -----------       ------------      ------------
Total return(c)(d)                  (5.32)%         (6.04)%            11.95%            11.14%
                            -------------     -----------       ------------      ------------

RATIOS TO AVERAGE NET ASSETS
Expenses                            0.42%            1.17%              0.62%             1.37%
Net investment income               6.25%            5.50%              5.68%             4.93%
Fees and expenses waived
   or borne by the Adviser          0.46%            0.46%              0.29%             0.29%
Portfolio turnover                    65%              65%                25%               25%
Net assets at end
of period (000)             $     53,322      $    43,166       $     63,527      $      45,061


(a) Net of fees and expenses waived or borne by the Adviser which amounted to:
                            $      0.032      $     0.032       $      0.021      $      0.021

(b) Class B shares were initially offered on August 4, 1992. Per share amounts reflect activity from that date.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Not annualized.

(f) Annualized.

                          FINANCIAL HIGHLIGHTS - CONT.


                  Year ended January 31
 ------------------------------------------------------
              1993                      1992
    Class A            Class B     (b)        Class A
 ------------       ---------------        ------------
 $      6.840       $         7.130        $      6.600
 ------------       ---------------        ------------

        0.438                 0.182               0.453

        0.260                (0.029)              0.242
 ------------       ---------------        ------------

        0.698                 0.153               0.695
 ------------       ---------------        ------------


       (0.445)               (0.190)            (0.455)
       (0.003)               (0.003)             --
 ------------       ---------------        ------------

       (0.448)               (0.193)             (0.455)
 ------------       ---------------        ------------

 $      7.090       $         7.090        $      6.840
 ------------       ---------------        ------------
        10.50%                 1.16% (e)          10.86%
 ------------       ---------------        ------------


         0.96%                 1.71% (f)           1.00%
         6.25%                 5.50% (f)           6.71%

         0.06%                 0.06% (f)           0.14%
            7%                    7%                 17%

 $     53,779       $        14,743        $     40,233



 $      0.004       $         0.001        $      0.009

                              SHAREHOLDER SERVICES

                            TO MAKE INVESTING EASIER

Colonial has one of the most extensive selections of shareholder services available. Your financial adviser can help you arrange for any of these services, or you can call Colonial directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50; $25 for an IRA account.

FREE EXCHANGES*: Exchange all or part of your account into the same share class of another Colonial fund, by phone or mail, as your needs change over time.

EASY ACCESS TO YOUR MONEY*: Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it to Colonial within one year, you can reinvest in any Colonial fund of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Colonial account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly, or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th of each month.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any Colonial fund with a balance of $5,000 into the same share class of up to four other Colonial funds. Minimum for each transfer is $100.

LOW COST IRAS: Choose from a broad range of retirement plans, including IRAs.


* Redemptions and exchanges are made at the next determined net asset value after the request is received by Colonial. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Investors who purchase Class B or Class D shares (for applicable funds), or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                              HOW TO REACH COLONIAL

                               BY PHONE OR BY MAIL

BY TELEPHONE

COLONIAL CUSTOMER CONNECTION - 1-800-345-6611

For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends, and capital gains information ........... press   1

For account information ............................................. press   2

To speak to a Colonial representative ............................... press   3

For yield and total return information .............................. press   4

For duplicate statements or new supply of checks .................... press   5

To order duplicate tax forms and year-end statements ................ press   6
(February through May)

To review your options at any time during your call ................. press   *

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 am to 8:00 pm ET, and Saturdays from February through mid-April, 10:00 am to 2:00 pm ET.

COLONIAL TELEPHONE TRANSACTION DEPARTMENT - 1-800-422-3737
To purchase, exchange, or sell shares by telephone, call Monday to Friday, 9:00 am to 8:00 pm ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

COLONIAL LITERATURE DEPARTMENT - 1-800-248-2828
To request literature on any Colonial fund, call Monday to Friday, 8:30 am to 6:30 pm ET.

BY MAIL
COLONIAL INVESTORS SERVICE CENTER, INC.
P.O. BOX 1722
BOSTON, MA  02105-1722
                                       25

                           SHAREHOLDER COMMUNICATIONS

                              TO KEEP YOU INFORMED

To make recordkeeping easy and keep you up-to-date on the performance of your investments, you can expect to receive the following information about your Colonial account:

TRANSACTION CONFIRMATIONS: Each time you make a purchase, sale, or exchange, you receive a confirmation statement within just a few days.

QUARTERLY STATEMENTS: Every three months, if any transactions are made that affect your share balance, this statement reports on your account activity during the quarter (including any reinvestment of dividends). This statement also provides year-to-date information.

COLONIAL SHAREHOLDER NEWS: Mailed with your quarterly account statements, this newsletter highlights timely investment strategies, portfolio manager commentary, and shareholder service updates.

TAX FORMS AND YEAR-END TAX GUIDE: Easy-to-use forms and timely information are designed to make tax reporting simpler. (Usually mailed in January.)

AVERAGE COST BASIS STATEMENTS: If you sold or exchanged shares during the year, this statement may help you calculate your gain/loss for tax purposes. (Usually mailed in February.)

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial New York Tax-Exempt Fund is:
Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611


Colonial New York Tax-Exempt Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call our Literature Department at 1-800-248-2828 and additional reports will be sent to you.


This report has been prepared for shareholders of Colonial New York
Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details about sales charges, investment objectives, and operating policies of the Fund.

[Colonial Letterhead]

Mutual Funds for
Planned Portfolios


                                    TRUSTEES

ROBERT J. BIRNBAUM
Trustee (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Trustee (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Trustee (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Dean, College of Business and Management, University of Maryland (formerly Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Chairman of the Board, Hannaford Bros. Co. (formerly Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Management Consultant (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation


            Colonial Investment Services, Inc., Distributor (C) 1996
      One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750
                            NY-03/512C-0796 M (9/96)